SCM TRUST

Shelton BDC Income Fund

Supplement dated July 26, 2019

to the Prospectus dated May 1, 2019

Effective as of the date above, the “Example of Expenses” table within the “Fees and Expenses of the Fund” section on page 3 of the Fund’s prospectus is hereby deleted and replaced in its entirety with the following:

Example of Expenses

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
LOAIX	$1,000	$2,928	$4,638	$8,121
LOANX	$1,023	$2,985	$4,717	$8,211

Please retain this supplement with your Prospectus